REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of ______________ __, 2007 (the “Effective Date”) between GoFish Corporation, a Nevada corporation (the “Company”), and the parties set forth on the signature page and Exhibit A hereto (each, an “Offeree” and collectively, the “Offerees”).

RECITALS:

WHEREAS, the Company, BM Acquisition Corp Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Transitory Subsidiary”), Bolt, Inc., a/k/a Bolt Media, Inc., a Delaware Corporation (“Bolt”), and the party identified therein as the Indemnification Representative have entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of February 11, 2007, pursuant to which Bolt will merge with and into Transitory Subsidiary, with Transitory Subsidiary remaining as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger,” the date such Merger becomes effective pursuant to the Merger Agreement hereinafter referred to as the “Merger Effective Time”);

WHEREAS, as a consideration of the Merger, in compliance with the Securities Act of 1933, as amended (the “Securities Act”), Company shall convert each share of Bolt’s Common Stock, $0.001 par value per share, issued and outstanding immediately prior to the Merger Effective Time, into a certain number of shares of Company’s Common Stock, in the amounts and subject to the terms and conditions set forth in the Merger Agreement (hereinafter collectively, the “Offering”); and

WHEREAS, the Offerees shall execute and deliver this Agreement, pursuant to which the Company will provide certain registration rights related to the shares of Common Stock on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1.	Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Approved Market” means the NASD Over-The-Counter Bulletin Board, the Nasdaq Global Select Market, Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, Inc. or the American Stock Exchange, Inc.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Offerees that, based upon advice from legal counsel, they are required, because of the occurrence of an event of the kind described in Section 4(g) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such Stockholder Registration Statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Stockholder Registration Statement, recommence taking steps to make such Stockholder Registration Statement effective, or allow sales pursuant to such Stockholder Registration Statement to resume; provided, that (a) the Company shall limit its use of Blackout Periods, in the aggregate, to 30 Trading Days in any 12-month period and (b) no Blackout Period may commence sooner than 60 days after the end of a prior Blackout Period.

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act of 1933.

“Common Stock” means the common stock, par value $0.001 per share, of the Company which shall be issued pursuant to the Merger Agreement, and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

“Holder” means each Offeree or any of such Offeree’s respective successors and Permitted Assignees who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from a Offeree or from any Permitted Assignee.

“Majority Holders” means at any time Holders representing a majority of the then outstanding Registrable Securities held by Offerees.

“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor or (f) a party to this Agreement.

“Piggyback Registration” means, in any registration of Common Stock as set forth in Section 3(c), the ability of holders of Common Stock to include Registrable Securities in such registration.

The terms “register, “ “registered, “ and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the shares of Common Stock, offered and issuable to each Offeree pursuant to the Merger Agreement.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

“SEC Effective Date” means the date the Registration Statement is declared effective by the Commission.

“Trading Day” means any day on which the national securities exchange, the NASD Over the Counter Bulletin Board or such other securities market or quotation system, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

2.  Term. The registration rights provided by this Agreement shall terminate and be of no further force and effect upon the earlier of (a) seven (7) years from the Effective Date or (b) as to any Holder, when all shares of Common Stock issuable or issued upon conversion of the Shares held by and issuable to such Holder may be sold pursuant to Rule 144 of the Securities Act during any ninety (90) day period.

3.	Registration.

(a)  Demand Registration. Upon the written request of the Majority Holders of the Registrable Securities commencing eleven months after the Closing Date, the Company shall file with the SEC, a registration statement on Form SB-2 (or any successor form thereto), or in the event that Form SB-2 is not then available for the registration of securities of the Company, Form S-1, covering the resale to the public by the Holders of the Registrable Securities (the “Stockholder Registration Statement”). The Company shall use its best efforts to cause the Stockholder Registration Statement to be declared effective by the SEC as soon as practicable. The Company shall cause the Stockholder Registration Statement to remain effective until the second anniversary of the Closing Date or such shorter time ending when all of the Registrable Securities covered by the Stockholder Registration Statement have been sold pursuant thereto, (the “Effectiveness Period”).

(b)  Limitations on Registration Rights.

(i)  The Company may, by written notice to the Holders, (i) delay the filing or effectiveness of the Stockholder Registration Statement or (ii) suspend the Stockholder Registration Statement after effectiveness and require that the Holders immediately cease sales of shares pursuant to the Stockholder Registration Statement, in the event that (A) the Company files a registration statement (other than a registration statement on Form S-8 or its successor form) with the SEC for a public offering of its securities or (B) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Company determines in good faith, based on the advice of legal counsel, that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Stockholder Registration Statement would require disclosure of such activity, transaction, preparations or negotiations.

(ii)  If the Company delays or suspends the Stockholder Registration Statement or requires the Holders to cease sales of shares pursuant to paragraph (a) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to file or reinstate the effectiveness of the Stockholder Registration Statement and/or give written notice to all Holders authorizing them to resume sales pursuant to the Stockholder Registration Statement. If as a result thereof the prospectus included in the Stockholder Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to Holders, and the Holders shall make no offers or sales of shares pursuant to the Stockholder Registration Statement other than by means of such revised prospectus.

(c)	Resale Shelf Registration Statement.

(i)  Within thirty (30) days following the earlier to occur of (i) the date that the Company qualifies for the use of Form S-3 and (ii) January 1, 2009, the Company shall file with the Commission a registration statement (the “Shelf Registration Statement”) relating to the offer and sale of all Registrable Securities by the Holders to the public, from time to time, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (subject to any Blackout Period(s)). The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof with the Commission. The Shelf Registration Statement shall specify the intended methods of distribution of the subject Registrable Securities, which in no event shall include underwritten offerings, whether on a firm commitment or best efforts basis.

(ii)  The Company shall (i) cause the Shelf Registration Statement to include a resale prospectus intended to permit each Holder to sell, at such Holder’s election, all or part of the Registrable Securities held by such Holder without restriction but in accordance with the intended methods of distribution set forth therein, (ii) prepare and file with the Commission such supplements, amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective (subject to any Blackout Period(s)) until April 30, 2009 (the “Required Period”), and (iii) use its efforts to cause the resale prospectus to be supplemented by any required prospectus supplement (subject to any Blackout Period(s)) during the Required Period; provided, however, that with respect to Registrable Securities registered pursuant to such Shelf Registration Statement, each Holder agrees that it will not enter into any transaction for the sale of any Registrable Securities pursuant to such registration statement during the time after the furnishing of the Company’s notice that the Company is preparing a supplement to or an amendment of such resale prospectus or Shelf Registration Statement and until the filing and effectiveness thereof.

(d)  Form S-3 Registration. In case the Company shall receive from any Holder a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement with respect to all or a part of the Registrable Securities owned by such Holder or Holders (a “Form S-3 Registration”), the Company will:

(i)  promptly give written notice of the proposed registration to all other Holders; and

(ii)  as soon as practicable, prepare and file and use its best efforts to cause to become effective such registration statement as would permit or facilitate the sale and distribution from time to time, of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (subject to any S-3 Suspension Period(s) referred to below); provided, however, that the Company shall not be obligated to effect any such registrations pursuant to this Section 3(d):

(1)  if Form S-3 is not available for such offering by the Holders;

(2)  if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000);

(3)  if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 3(d), the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a registration statement on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public;

(4)  if the Company shall furnish to the Investors a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 3(d); provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

(5)  if the Company has already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 3(d).

(iii)  Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 3(d) shall not be counted as a demand for registration effected pursuant to Section 3(a). Each Form S-3 Registration Statement shall specify the intended methods of distribution of the subject Registrable Securities, which in no event shall include underwritten offerings, whether on a firm commitment or best efforts basis. The Company use its best efforts to cause the resale prospectus in such Form S-3 Registration to be supplemented by any required prospectus supplement (subject to any S-3 Suspension Period(s) referred to below) during the 180 day period following initial effectiveness; provided, however, that with respect to Registrable Securities registered pursuant to such Form S-3 Registration Statement, each Holder agrees that it will not enter into any transaction for the sale of any Registrable Securities pursuant to such registration statement during the time after the furnishing of the Company’s notice that the Company is preparing a supplement to such resale prospectus or Form S-3 Registration Statement and until the filing and effectiveness thereof.

(e)  Piggyback Registration. The Company shall have the right to provide Piggyback Registration rights in the Registration Statement to investors in a subsequent private placement financing or underwritten public offering of the Company without providing prior notice to, or obtaining the consent of, the Holders in the event that such subsequent financing or offering raises aggregate gross proceeds of at least $10,000,000 (excluding any proceeds specifically intended to be used for purposes of completing an acquisition pursuant to the terms of such financing or offering) (each, a “Subsequent Financing”). Except as otherwise provided herein, if the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than (i) a registration relating to any financing transaction consummated prior to or concurrently with the Effective Time or a Subsequent Financing, (ii) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (iii) a registration relating solely to a Commission Rule 145 transaction, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization, or similar event, the Company shall promptly give to the Holders written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall include as a Piggyback Registration all of the Registrable Securities specified in a written request delivered by the Holder within 10 calendar days after receipt of such written notice from the Company. However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.

(f)  Underwriting. If a Piggyback Registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders. In such event, the right of any Holder to Piggyback Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to include the Registrable Securities they hold through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or the selling stockholders, as applicable. Notwithstanding any other provision of this Section, if the underwriter or the Company determines that marketing factors require a limitation of the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting, provided, however, that no such reduction shall reduce the amount of securities of the Holders included in the registration below thirty percent (30%) of the total amount of securities included in such registration. The Company shall so advise all Holders (except those Holders who failed to timely elect to include their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and indicate to each such Holder the number of shares of Registrable Securities that may be included in the registration and underwriting, if any. The number of shares of Registrable Securities to be included in such registration and underwriting shall be allocated among such Holders as follows:

(i)  In the event of a Piggyback Registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

(ii)  In the event of a Piggyback Registration that is initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand second, subject to obligations and commitments existing as of the date hereof, to the Holders, and third to all other selling stockholders, who have requested to sell in the registration, on a pro rata basis, according to the number of shares requested to be included.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw his Registrable Securities therefrom by delivery of written notice to the Company and the underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

4. Registration Procedures.

(a)  In connection with the filing by the Company of the Stockholder Registration Statement, the Company shall make available to each Holder, or at the request of any Holder, furnish, a copy of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act.

(b)  The Company shall use its best efforts to register or qualify the Registrable Securities covered by the Stockholder Registration Statement under the securities laws of each state of the United States wherein any Holder resides; provided, however, that the Company shall not be required in connection with this paragraph (b) to qualify as a foreign corporation, subject itself to taxation in any such jurisdiction, or execute a general consent to service of process in any such jurisdiction.

(c)  If the Company has delivered preliminary or final prospectuses to the Holders and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Holders and, if requested by the Company, the Holders shall immediately cease making offers or sales of shares under the Stockholder Registration Statement and return all prospectuses to the Company. The Company shall promptly provide the Holders with revised or supplemented prospectuses and, following receipt of the revised or supplemented prospectuses, the Holders shall be free to resume making offers and sales under the Stockholder Registration Statement.

(d)  The Company shall pay the expenses incurred by it in complying with its obligations under this Article 3, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Company, and fees and expenses of accountants for the Company, but excluding (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Holders in connection with sales under the Stockholder Registration Statement and (ii) the fees and expenses of any counsel retained by Holders.

(e)  As promptly as practicable after becoming aware of such event, the Company shall notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event, which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the Offerees of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period.

(f)  The Company shall comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(g)  The Company shall, as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement or any pending proceeding against the Company under Section 8A of the Securities Act in connection with the Offering of the Registrable Securities;

(h)  The Company shall use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on the NASD OTC Bulletin Board or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

(i)  The Company shall provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock at all times;

(j)  The Company shall cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to issue and deliver, or cause its transfer agent to issue and deliver, certificates representing Registrable Securities to be offered pursuant to the Registration Statement within a reasonable time after the delivery of certificates representing the Registrable Securities to the transfer agent or the Company, as applicable, and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request;

(k)  During the Effectiveness Period, The Company shall refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any person to purchase any such security or right if such bid, purchase or attempt would unreasonably limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Exchange Act;

(l)  The Company shall take all other reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement; and

(m)  The Company shall file electronically on EDGAR the Registration Statement and all amendments and supplements thereto.

5.  Suspension of Offers and Sales. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(g) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(g) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.  Registration Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section and Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

7.  Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such consent to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

8.  Requirements of Holders. The Company shall not be required to include any Registrable Securities in the Stockholder Registration Statement unless:

(a)  the Holder owning such shares furnishes to the Company in writing such information regarding such Holder and the proposed sale of Registrable Securities by such Holder as the Company may reasonably request in writing in connection with the Stockholder Registration Statement or as shall be required in connection therewith by the SEC or any state securities law authorities;

(b)  such Holder shall have provided to the Company its written agreement:

(i)  to indemnify the Company and each of its directors, officers, and each other person as stipulated in Section 9(b) hereunder; and

(ii)  to report to the Company sales made pursuant to the Stockholder Registration Statement.

9.  Indemnification.

(a)  The Company agrees to indemnify and hold harmless each Holder whose shares are included in the Stockholder Registration Statement against any losses, claims, damages, expenses or liabilities to which such Holder may become subject by reason of any untrue statement of a material fact contained in the Stockholder Registration Statement or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished to the Company by or on behalf of a Holder for use in the Stockholder Registration Statement. The Company shall have the right to assume the defense and settlement of any claim or suit for which the Company may be responsible for indemnification under this Section 9(a).

(b)  As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) that arises out of or is based upon an untrue statement in or omission from such Stockholder Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with (i) written information furnished by the Holder, and (ii) written information furnished to the Holder through an instrument duly executed by or on behalf of the Company specifically stating that it is for use in the preparation thereof, and such Holder shall reimburse the Company, and each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 9 shall in no event exceed the gross proceeds from the Offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

(c)  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d)  In the event that an indemnifying party does or is not permitted to assume the defense of an action pursuant to Sections 9(c) or in the case of the expense reimbursement obligation set forth in Sections 9(a) and (b), the indemnification required by Sections 9(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e)  If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)  Other Indemnification. Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

10.  Rule 144. Rule 144 Reporting. With a view to making available to the Offerees the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company shall use its best efforts to:

(a)  Make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b)  File with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)  So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

11.  Independent Nature of Each Offeree’s Obligations and Rights. The obligations of each Offeree under this Agreement are several and not joint with the obligations of any other Offeree, and each Offeree shall not be responsible in any way for the performance of the obligations of any other Offeree under this Agreement. Nothing contained herein and no action taken by any Offeree pursuant hereto, shall be deemed to constitute such Offerees as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Offerees are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Offeree shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Offeree to be joined as an additional party in any proceeding for such purpose.

12.  Miscellaneous.

(a)  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the United States of America, both substantive and remedial, without regard to New York conflicts of law principles. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b)  Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assignees, executors and administrators of the parties hereto. In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company’s obligations under this Agreement.

(c)  Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(d)  Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

13.  If to GoFish Corporation:

(i)	__________________________________

(b)	__________________________________

(c)	Attention: __________________________________

14. If to the Offerees:

(a)	To each Offeree at the address

(b)	set forth on Exhibit A

15. or at such other address as any party shall have furnished to the other parties in writing.

(a)  Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(b)  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(c)  Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(d)  Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders. The Offerees acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Offerees under this Agreement.

(e)  Limitation on Subsequent Registration Rights. Except as set forth in Section 3(b) or pursuant to the Liquidity Agreements entered into between the Company and each of Aaron Cohen and Jason Gould on the date of this Agreement, after the date of this Agreement, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

[SIGNATURE PAGES FOLLOW]

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:
GOFISH CORPORATION
Date:	By:
Name:
Title:

[SIGNATURE PAGE OF HOLDER FOLLOWS]

This Registration Rights Agreement is hereby executed as of the date first above written.

HOLDER:

(Print Name)

By:
Name:
Title:

Exhibit A

Holders

Holder Name	Holder Address	Number of Shares of Company Common Stock or Common Stock Equivalents Held